                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 2000


                           ALLIED PRODUCTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     1-5530                38-0292230
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)



                              1355 EAST 93RD STREET
                             CHICAGO, ILLINOIS 60619
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)



                                 (773) 933-8200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     See Exhibit 20.1, a press release dated October 2, 2000, reporting that the Registrant has filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy code.




ITEM 5.   OTHER EVENTS.

     See Exhibit 20.2, a press release dated October 6, 2000 and issued by the New York Stock Exchange ("NYSE"), reporting that the NYSE has determined that trading of the common stock of the Company should be suspended immediately. The NYSE also announced it has initiated an application to the Securities and Exchange Commission to delist the Company's common stock on the NYSE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits -

          NO.            DESCRIPTION
          ---            -----------
          20.1           Press Release dated October 2, 2000
          20.2           Press Release dated October 6, 2000



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ALLIED PRODUCTS CORPORATION
                                   (Registrant)


                                   By:  /s/ Jack Hinnendael
                                        ----------------------------------
                                        Jack Hinnendael
                                        Vice President-Accounting and Chief
                                        Accounting Officer



October 17, 2000